Prospectus Supplement	March 31, 2006

PUTNAM GROWTH OPPORTUNITIES FUND - Prospectuses dated November 30, 2005

The section "Who manages the fund?" is supplemented to reflect that the members of the Large-Cap Growth Team primarily responsible for the day-to-day management of the fund's portfolio are now solely Kelly Morgan (Portfolio Leader) and Robert Ginsberg (Portfolio Leader).

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